UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 6, 2007

DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 755-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
In a press release issued on March 6, 2007, Developers Diversified Realty Corporation announced that it intends to offer convertible senior notes in a private offering. A copy of the press release is filed herewith as Exhibit 99.01 and is incorporated herein by reference.
In a press release issued on March 7, 2007, Developers Diversified Realty Corporation announced the pricing of its previously announced private offering of $600 million principal amount of 3.00% Convertible Senior Notes due 2012. A copy of the press release is filed herewith as Exhibit 99.02 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by Developers Diversified Realty Corporation, dated March 6, 2007

99.02	Press Release issued by Developers Diversified Realty Corporation, dated March 7, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation
(Registrant)
Date: March 9, 2007
	By:	/s/ William H. Schafer

William H. Schafer
Executive Vice President and Chief Financial Officer

EXHBIT INDEX

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by Developers Diversified Realty Corporation, dated March 6, 2007

99.02	Press Release issued by Developers Diversified Realty Corporation, dated March 7, 2007